[EDGAR LOMAX VALUE FUND LOGO]



                             EDGAR LOMAX VALUE FUND










                                 ANNUAL REPORT


                              FOR THE PERIOD ENDED
                                OCTOBER 31, 1999

                             EDGAR LOMAX VALUE FUND


Dear Fellow Shareholder:

     We are pleased to present you with a report on the status of your mutual fund through its nearly-second full year of operation. The Edgar Lomax Value Fund, from its opening on December 12, 1997, has returned an annualized 10.07%. The Fund's assets, as of October 31 of this year, had reached about $4.3 million.

     Clearly, the stock market environment over the past two years has not favored our "value" style of investing. In fact, the line between investing and speculating has become blurred as an increasing number of people have placed their hard-earned money in the most popular, and most expensive, stocks. This emotional phenomenon, however, has created great buying opportunities for us. Relative to the S&P 500 Index, for instance, we are able to purchase stocks like J.P. Morgan at bargains rarely seen. Its price is only sixteen (16) times earnings as compared to an S&P 500 price multiple of thirty-three (33) times earnings.

     Even so, why buy the "bargains" when they seem so out of tune with the seemingly-assured success of technology names? Because the market's current euphoric state is only temporary and, in the long run, stock values reflect two things: real assets ("book value") the company has when the investment is made, plus reasonably-projected future earnings that either accrue to book value or are paid to shareholders as dividends. Our strategy takes advantage of this very fact by paying low prices relative to both book value and earnings (that is, low price-to-book and price-to-earning ratios) and seeking companies with high and/or stable dividend yields. The stock market should inevitably reward the internal financial performance of our companies. It is because of this, and its unpredictable timing, that we remain focused on our type of investing in spite of the speculative fever around us.

     How much longer the 1990s' unprecedented bull market -- and the investment community's recent preference for high-cost growth stocks -- will continue is impossible to know for certain. What we ARE certain of, however, is that our Fund is a "value" portfolio soundly constructed for all market environments. In that regard, we encourage you to remain patient in allowing your investment to realize its full potential. We promise to continue our best efforts on your behalf, and are confident that you will be pleased with your long-term results.

Cordially,

/s/ Randall R. Eley

Randall R. Eley

                             EDGAR LOMAX VALUE FUND


Footnotes:

Performance figures of the Fund and indexes referenced represent past performance and are not indicative of future performance of the Fund or the indexes. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Indexes do not incur expenses and are not available for investment.

The Fund's average annual total return for the year ended September 30, 1999 was 15.89% and since inception (December 12, 1997) to September 30, 1999 was 9.73%.

The Fund is distributed by First Fund Distributors, Inc., Phoenix, AZ. Member NASD.

                             EDGAR LOMAX VALUE FUND


  Comparison of the change in value of a $10,000 investment in the Edgar Lomax
        Value Fund versus the S & P 500 Composite Stock Price Index, the
      S & P 500/Barra Value Index and the Lipper Growth and Income Index.

                         Average Annual Total Return(1)
                       One year.....................11.05%
                       Since inception (12/12/97)...10.07%


           Edgar Lomax   S & P 500 Composite  S & P 500/Barra   Lipper Growth &
           Value Fund    Stock Price Index      Value Index    Income Fund Index
           ----------    -----------------      -----------    -----------------
12-Dec-97    $10,000          $10,000             $10,000          $10,000
31-Dec-97    $10,169          $10,187             $10,187          $10,193
31-Jan-98    $ 9,949          $10,303             $10,062          $10,212
28-Feb-98    $10,639          $11,041             $10,816          $10,853
31-Mar-98    $11,030          $11,606             $11,365          $11,355
30-Apr-98    $11,150          $11,724             $11,499          $11,416
31-May-98    $10,889          $11,519             $11,337          $11,233
30-Jun-98    $10,929          $11,989             $11,423          $11,368
31-Jul-98    $10,619          $11,864             $11,175          $11,090
31-Aug-98     $9,418          $10,148             $ 9,376          $ 9,524
30-Sep-98    $10,199          $10,796             $ 9,948          $ 9,951
31-Oct-98    $10,789          $11,679             $10,727          $10,674
30-Nov-98    $11,280          $12,384             $11,286          $11,188
31-Dec-98    $11,274          $13,099             $11,682          $11,569
31-Jan-99    $11,031          $13,650             $11,918          $11,678
28-Feb-99    $10,489          $13,218             $11,662          $11,419
31-Mar-99    $11,092          $13,746             $12,015          $11,814
30-Apr-99    $12,770          $14,282             $13,051          $12,584
31-May-99    $12,649          $13,938             $12,820          $12,397
30-Jun-99    $12,891          $14,712             $13,266          $12,909
31-Jul-99    $12,517          $14,254             $12,858          $12,539
31-Aug-99    $12,295          $14,183             $12,532          $12,262
30-Sep-99    $11,820          $13,792             $12,042          $11,877
31-Oct-99    $11,981          $14,675             $12,722          $12,385

Past performance is not predictive of future performance.

* The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

* The S&P/Barra Value Index is an unmanaged capitalization-weighted index that contains approximately 50% of the stocks in the S&P 500 with lower price-to-book ratios.

* The Lipper Growth & Income Fund Index is comprised of the 30 largest growth and income funds. Growth and income funds combine the growth-of-earnings orientation and an income requirement for level and/or rising dividends.

(1) Average Annual Total Return represents the average change in account value over the periods indicated.

                             EDGAR LOMAX VALUE FUND


SCHEDULE OF INVESTMENTS AT OCTOBER 31, 1999
--------------------------------------------------------------------------------
 Shares    COMMON STOCKS: 99.16%                                    Market Value
--------------------------------------------------------------------------------

           AEROSPACE/DEFENSE: 2.86%
  2,200    General Dynamics Corporation ..........................  $   121,963
                                                                    -----------

           AUTO PARTS & EQUIPMENT: 4.20%
  1,345    Delphi Automotive Systems Corporation .................       22,108
  3,800    The Goodyear Tire & Rubber Company ....................      156,988
                                                                    -----------
                                                                        179,096
                                                                    -----------
           AUTOMOBILES: 3.83%
  2,325    General Motors Corporation ............................      163,331
                                                                    -----------

           BANKS - MONEY CENTER: 4.45%
  1,450    J.P. Morgan & Co., Incorporated .......................      189,769
                                                                    -----------

           BANKS - MAJOR REGIONAL: 3.14%
  2,800    Wells Fargo & Company .................................      134,050
                                                                    -----------

           CHEMICALS: 8.82%
  1,325    The Dow Chemical Company ..............................      156,681
  2,438    E.I. du Pont de Nemours and Company ...................      157,099
  1,025    Union Carbide Corporation .............................       62,525
                                                                    -----------
                                                                        376,305
                                                                    -----------
           CHEMICALS - SPECIALTY: 2.60%
  2,900    International Flavors & Fragrances, Inc. ..............      110,925
                                                                    -----------

           COMMUNICATIONS EQUIPMENT: 1.88%
  3,550    Harris Corporation ....................................       79,653
                                                                    -----------

           ELECTRIC COMPANIES: 5.14%
  2,875    American Electric Power Company, Inc...................       99,187
  4,525    The Southern Company...................................      120,195
                                                                    -----------
                                                                        219,382
                                                                    -----------
           ELECTRICAL EQUIPMENT: 3.65%
  1,475    Honeywell, Inc. .......................................      155,520
                                                                    -----------

                             EDGAR LOMAX VALUE FUND

--------------------------------------------------------------------------------
 Shares                                                             Market Value
--------------------------------------------------------------------------------

           ELECTRONICS - DEFENSE: 0.19%
    300    Raytheon Company Class A ..............................  $     8,138
                                                                    -----------

           ENGINEERING AND CONSTRUCTION: 2.94%
  3,150    Fluor Corporation .....................................      125,606
                                                                    -----------

           FINANCIAL - DIVERSIFIED: 8.22%
  1,100    American Express Company...............................      169,400
  3,350    Citigroup Inc..........................................      181,319
                                                                    -----------
                                                                        350,719
                                                                    -----------
           HEALTH CARE - HOSPITAL MANAGEMENT: 0.45%
    800    Columbia / HCA Healthcare Corporation .................       19,300
                                                                    -----------

           INSURANCE - LIFE/HEALTH: 0.35%
    200    American General Corporation ..........................       14,838
                                                                    -----------

           INSURANCE - MULTI-LINE: 5.64%
  1,625    CIGNA Corporation......................................      121,469
  2,300    The Hartford Financial Services Group, Inc.............      119,169
                                                                    -----------
                                                                        240,638
                                                                    -----------
           LEISURE TIME - PRODUCTS: 2.70%
  5,100    Brunswick Corporation..................................      115,387
                                                                    -----------

           MACHINERY - DIVERSIFIED: 4.01%
  3,100    Caterpillar Inc. ......................................      171,275
                                                                    -----------

           MANUFACTURING - DIVERSIFIED: 5.88%
  2,450    Minnesota Mining and Manufacturing Company.............      232,903
    300    United Technologies Corporation........................       18,150
                                                                    -----------
                                                                        251,053
                                                                    -----------
           NATURAL GAS: 0.49%
    500    The Coastal Corporation................................       21,063
                                                                    -----------

                             EDGAR LOMAX VALUE FUND

--------------------------------------------------------------------------------
 Shares                                                             Market Value
--------------------------------------------------------------------------------

           OIL - DOMESTIC INTEGRATED: 3.91%
  1,650    Atlantic Richfield Company.............................  $   153,759
    477    Conoco Inc., Class B...................................       12,939
                                                                    -----------
                                                                        166,698
                                                                    -----------
           OIL - INTERNATIONAL INTEGRATED: 6.03%
  1,400    Chevron Corporation....................................      127,838
  1,750    Exxon Mobil Corporation................................      129,609
                                                                    -----------
                                                                        257,447
                                                                    -----------
           PHOTOGRAPHY/IMAGING: 2.71%
  1,675    Eastman Kodak Company .................................      115,470
                                                                    -----------

           RAILROADS: 2.72%
    500    Burlington Northern Santa Fe Corporation...............       15,937
  4,100    Norfolk Southern Corporation...........................      100,194
                                                                    -----------
                                                                        116,131
                                                                    -----------
           RETAIL - GENERAL MERCHANDISE: 2.58%
  3,900    Sears, Roebuck and Co. ................................      109,931
                                                                    -----------

           RETAIL - SPECIALTY/APPAREL: 4.30%
  4,250    The Limited, Inc.......................................      174,781
    549    Too Inc.*..............................................        8,784
                                                                    -----------
                                                                        183,565
                                                                    -----------
           TELEPHONE: 3.20%
  2,100    Bell Atlantic Corporation .............................      136,369
                                                                    -----------

           TOBACCO: 2.27%
  3,850    Philip Morris Companies Inc. ..........................       96,972
                                                                    -----------

           Total Equity Securities (Cost $3,971,830): 99.16% .....    4,230,594
                                                                    -----------
6

                             EDGAR LOMAX VALUE FUND

--------------------------------------------------------------------------------
 Shares    Short-Term Investments: 1.19%                            Market Value
--------------------------------------------------------------------------------

$50,917    Firstar Stellar Treasury Fund (Cost $50,917)...........  $    50,917
                                                                    -----------

           Total Investments in Securities
             (Cost $4,022,747+): 100.35%..........................    4,281,511
           Liabilities in excess of Other Assets: (0.35%).........      (14,933)
                                                                    -----------
           TOTAL NET ASSETS: 100.00% .............................  $ 4,266,578
                                                                    ===========

*Non-income producing security.

+ At October 31, 1999, the cost of securities for Federal tax purposes was $4,033,802. Gross unrealized appreciation and depreciation of securities on a tax basis were as follows:

           Gross unrealized appreciation..........................  $   560,075
           Gross unrealized depreciation..........................     (312,366)
                                                                    -----------
                Net unrealized appreciation.......................  $   247,709
                                                                    ===========

See accompanying Notes to Financial Statements.

                             EDGAR LOMAX VALUE FUND


STATEMENT OF ASSETS AND LIABILITIES AT OCTOBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
      Investments in securities, at value (identified
        cost of $4,022,747) ......................................    $4,281,511
      Receivables
            Due from Advisor .....................................         2,625
            Dividends and interest ...............................         4,818
      Prepaid expenses ...........................................         1,942
                                                                      ----------
                  Total assets ...................................     4,290,896
                                                                      ----------

LIABILITIES
      Accrued expenses ...........................................        24,318
                                                                      ----------
               Total liabilities .................................        24,318
                                                                      ----------

NET ASSETS .......................................................    $4,266,578
                                                                      ==========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
      ($4,266,578/360,088 shares outstanding;
      unlimited number of shares authorized, par value $0.01) ....    $    11.85
                                                                      ==========

COMPONENTS OF NET ASSETS
      Paid-in capital ............................................    $3,765,238
      Undistributed net investment income ........................        26,643
      Accumulated net realized gain on investments ...............       215,933
      Net unrealized appreciation on investments .................       258,764
                                                                      ----------
            Net assets ...........................................    $4,266,578
                                                                      ==========

See accompanying Notes to Financial Statements.

                             EDGAR LOMAX VALUE FUND


STATEMENT OF OPERATIONS - FOR THE YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends ...................................................     $  93,062
    Interest ....................................................         2,423
                                                                      ---------
          Total income ..........................................        95,485
                                                                      ---------

  Expenses
    Advisory fees (Note 3) ......................................        37,229
    Administration fees (Note 3) ................................        29,999
    Professional fees ...........................................        25,805
    Fund accounting fees ........................................        17,098
    Transfer agent fees .........................................        11,237
    Custody fees ................................................         3,623
    Trustee fees ................................................         2,869
    Registration fees ...........................................         2,439
    Other .......................................................         1,706
    Reports to shareholders .....................................         1,616
    Insurance expense ...........................................         1,535
                                                                      ---------
      Total expenses ............................................       135,156
      Less: advisory fee waiver and absorption (Note 3) .........       (69,962)
                                                                      ---------
      Net expenses ..............................................        65,194
                                                                      ---------
        NET INVESTMENT INCOME ...................................        30,291
                                                                      ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain from security transactions ..................       217,244
  Net change in unrealized appreciation on investments ..........        91,218
                                                                      ---------
    Net realized and unrealized gain on investments .............       308,462
                                                                      ---------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......     $ 338,753
                                                                      =========

See accompanying Notes to Financial Statements.

                             EDGAR LOMAX VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------
                                                                   Year        December 12, 1997*
                                                                   Ended             through
                                                             October 31, 1999   October 31, 1998
                                                             ----------------   ----------------
INCREASE IN NET ASSETS FROM
OPERATIONS
   Net investment income .................................     $    30,291        $    19,206
   Net realized gain on security transactions ............         217,244             11,374
   Net change in unrealized appreciation on investments ..          91,218            167,546
                                                               -----------        -----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         338,753            198,126
                                                               -----------        -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ............................         (21,112)            (1,875)
   From net realized gains ...............................         (12,685)                --
                                                               -----------        -----------
      Total dividends and distibution to shareholders ....         (33,797)            (1,875)

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from net change
   in outstanding shares (a) .............................         667,788          3,097,583
                                                               -----------        -----------
      TOTAL INCREASE IN NET ASSETS .......................         972,744          3,293,834

NET ASSETS
Beginning of period ......................................       3,293,834                  0
                                                               -----------        -----------
END OF PERIOD ............................................     $ 4,266,578        $ 3,293,834
                                                               ===========        ===========

(a) A summary of capital shares transactions is as follows:

                                           Year                December 12, 1997*
                                           Ended                     through
                                     October 31, 1999           October 31, 1998
                                 ------------------------    ------------------------
                                 Shares   Paid in Capital    Shares   Paid in Capital
                                 ------   ---------------    ------   ---------------

Shares sold ..................   69,273      $ 835,121       334,640    $ 3,410,803
Shares issued on reinvestments
  of distributions ...........      782          8,441           185          1,875
Shares redeemed ..............  (15,423)      (175,774)      (29,369)      (315,095)
                                 ------      ---------       -------    -----------
Net increase .................   54,632      $ 667,788       305,456    $ 3,097,583
                                 ======      =========       =======    ===========

*Commencement of operations.

See accompanying Notes to Financial Statements.

                             EDGAR LOMAX VALUE FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------
                                                               Year        December 12, 1997*
                                                               Ended             through
                                                         October 31, 1999   October 31, 1998
                                                         ----------------   ----------------
Net asset value, beginning of period.....................     $10.78             $10.00
                                                              ------             ------

Income from investment operations:
      Net investment income..............................       0.08               0.07
      Net realized and unrealized gain on investments....       1.10               0.72
                                                              ------             ------
Total from investment operations.........................       1.18               0.79
                                                              ------             ------

Less distributions:
      From net investment income.........................      (0.07)             (0.01)
      From net realized gains............................      (0.04)              0.00
                                                              ------             ------
Total distributions......................................      (0.11)             (0.01)
                                                              ------             ------

Net asset value, end of period...........................     $11.85             $10.78
                                                              ======             ======

TOTAL RETURN ............................................      11.05%              7.89%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)....................     $4,267             $3,294

Ratio of expenses to average net assets:
      Before expense reimbursement.......................       3.63%              4.67%+
      After expense reimbursement........................       1.75%              1.75%+

Ratio of net investment income to average net assets
      After expense reimbursement........................       0.81%              0.81%+

Portfolio turnover rate..................................      41.85%             32.71%

*Commencement of operations.

+Annualized.

++Not Annualized.

                             EDGAR LOMAX VALUE FUND


NOTES TO FINANCIAL STATEMENTS AT OCTOBER 31, 1999
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Edgar Lomax Value Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek growth of capital, with a secondary objective of providing income. The Fund began operations on December 12, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses on securities sold are determined on the basis of identified cost.

     D. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the year ended October 31, 1999, The Edgar Lomax Company (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.

                             EDGAR LOMAX VALUE FUND

--------------------------------------------------------------------------------

As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended October 31, 1999, the Fund incurred $37,229 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay the Fund's operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.75% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund's expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees' subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended October 31, 1999, the Advisor reduced its fees and absorbed Fund expenses in the amount of $69,962; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amount to $139,049 at October 31, 1999.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                              Fee rate
----------------                              --------
Less than $15 million                         $30,000
$15 million to less than $50 million          0.20% of average daily net assets
$50 million to less than $100 million         0.15% of average daily net assets
$100 million to less than $150 million        0.10% of average daily net assets
More than $150 million                        0.05% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - SECURITIES TRANSACTIONS

     For the year ended October 31, 1999, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $2,193,596 and $1,529,038, respectively.

                             EDGAR LOMAX VALUE FUND


INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Edgar Lomax Value Fund, series of Advisors Series Trust (the "Fund") at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statements for the period from December 12, 1997 (commencement of operations) to October 31, 1998, including financial highlights for the period then ended, were audited by other independent accountants whose report dated December 4, 1998 expressed an unqualified opinion on those financial statements.



PricewaterhouseCoopers LLP


New York, New York
December 2, 1999

/s/ PriceWaterhnouseCoopers LLP

                             EDGAR LOMAX VALUE FUND


CHANGE IN INDEPENDENT ACCOUNTANT

On August 27, 1999, McGladrey & Pullen, LLP ("McGladrey") resigned as independent auditors of the Fund pursuant to an agreement by PricewaterhouseCoopers LLP ("PwC") to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Fund at the time of the acquisition joined PwC.

The reports of McGladrey on the financial statements of the Fund during the prior fiscal year contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audit for the period from December 12, 1997 (commencement of operations) through October 31, 1998, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

On September 10, 1999, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditors.

                                     ADVISOR
                             The Edgar Lomax Company
                         6564 Loisdale Court, Suite 310
                              Springfield, VA 22150
                            www.edgarlomax.cihost.com

                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                        4455 E. Camelback Rd., Ste. 261E
                                Phoenix, AZ 85018

                                    CUSTODIAN
                               Firstar Bank, N.A.
                           425 Walnut Street, M/L 6118
                              Cincinnati, OH 45202

                                 TRANSFER AGENT
                          American Data Services, Inc.
                                  P.O. Box 5536
                            Hauppauge, NY 11788-0132
                                 (800) 385-7003

                                    AUDITORS
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                               New York, NY 10036

                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                             San Francisco, CA 94104